SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 2003

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      1-3480                     41-0423660
(State of Incorporation)          (Commission                  (IRS Employer
                                   File Number)              Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900


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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.
          ---------------------------------------

          MDU Resources Group, Inc. (the "Company") and UBS Securities LLC (the "Underwriter") entered into an Underwriting Agreement, dated December 16, 2003 (the "Underwriting Agreement"), with respect to the issue and sale by the Company and the purchase by the Underwriter of $30.0 million aggregate principal amount of the Company's 5.98% Senior Notes due 2033 (the "Senior Notes") in an underwritten public offering (the "Offering"). The Offering of the Senior Notes is made under the Company's shelf registration statement on Form S-3 (Registration No. 333-104150), as amended, which became effective on September 26, 2003 (the "Registration Statement"), as supplemented by a prospectus supplement, dated December 16, 2003, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

          The Underwriting Agreement relating to the Offering is filed as
Exhibit 1 to this current report on Form 8-K. The opinions of Lester H. Loble, II, Esq., General Counsel to the Company, and Thelen Reid & Priest LLP, counsel to the Company, regarding the validity of the Senior Notes issued pursuant to the Offering are filed as Exhibits 5(a)-1 and 5(b)-1 hereto, respectively. These opinions are being filed as exhibits to this current report on Form 8-K in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment. Instead, upon filing, this current report on Form 8-K is incorporated by reference into the Registration Statement. Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto. The consents of Lester H. Loble, II, Esq. and Thelen Reid & Priest LLP are filed as Exhibits 23(a)-1 and 23(b)-1 hereto, respectively.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          (c)  Exhibits.

       1. Underwriting Agreement entered into between MDU Resources Group, Inc. and UBS Securities LLC

       5(a)-1 Opinion of Lester H. Loble, II, Esq., General Counsel to MDU Resources Group, Inc.

       5(b)-1 Opinion of Thelen Reid & Priest LLP, counsel to MDU Resources Group, Inc.

       23(a)-1 The consent of Lester H. Loble, II, Esq. is contained in his opinion filed as Exhibit 5(a)-1 to this current report on Form 8-K

       23(b)-1 The consent of Thelen Reid & Priest LLP is contained in its opinion filed as Exhibit 5(b)-1 to this current report on Form 8-K


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 17, 2003



                                          MDU RESOURCES GROUP, INC.


                                         By:   /s/ Warren L. Robinson
                                              ----------------------------------
                                              Warren L. Robinson
                                              Executive Vice President,
                                              Treasurer and Chief Financial
                                              Officer


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                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------                      ----------------------

      1. Underwriting Agreement entered into by MDU Resources Group, Inc. and UBS Securities LLC.

      5(a)-1 Opinion of Lester H. Loble, II, Esq., General Counsel to MDU Resources Group, Inc.

      5(b)-1 Opinion of Thelen Reid & Priest LLP, counsel to MDU Resources Group, Inc.